Exhibit 10.52

F. ANN RODRIGUEZ, RECORDER		DOCKET:	11905
RECORDED BY: CML		PAGE:	1534
DEPUTY RECORDER	[THE SEAL OF PIMA	NO. OF PAGES:	9
1951 AS1	COUNTY ARIZONA]
		SEQUENCE:	20021990395
W			10/15/2002
BANK ONE		SBDAG	14:27
PO BOX 82942
PHOENIX AZ 85082		MAIL
		AMOUNT PAID	$14.00

Phoenix, AZ 85004

AND WHEN RECORDED MAIL TO:

BANK ONE COMMERCIAL LOAN SERVICING

P.O. Box 82942 AZ1-2570
Phoenix, AZ 85082-2943

SUBORDINATION AGREEMENT; ACKNOWLEDGEMENT OF

LEASE ASSIGNMENT, ESTOPPEL,
ATTORNMENT AND NON-DISTURBANCE AGREEMENT
(Lease To Deed of Trust)

THIS SUBORDINATION AGREEMENT; ACKNOWLEDGEMENT OF LEASE ASSIGNMENT, ESTOPPEL, ATTORNMENT AND NON-DISTURBANCE AGREEMENT (“Agreement”) is made August 22, 2002, by and between PEGASUS AVIATION, INC., a California corporation (“Owner” and “Lessor”), INTUIT INC., a Delaware corporation (“Lessee”), and BANK ONE, ARIZONA, N.A. (“Lender”).

RECITALS

A.	Pursuant to the terms and provisions of a lease dated August 16, 2002 (“Lease”). Owner, as “Lessor”, granted to Lessee and leasehold estate in and to the property described on Exhibit A attached hereto and incorporated herein by this reference (which property, together with all improvements now or hereafter located on the property, is defined as the “Property”).

B.	Owner has executed a deed of trust with assignment of leases and rents, security agreement and financing statement (“Deed of Trust”) securing, among other things, a promissory note (“Note”) in the principal sum of TWO MILLION FOUR HUNDRED THIRTY-SEVEN THOUSAND FIVE HUNDRED AND NO/ 100THS DOLLARS ($2,437,500.00), dated July 1, 2001, in favor of Lender, which Note is payable with interest and upon the terms and conditions described therein (“Loan”).

C.	Lender requires that the Deed of Trust be unconditionally and at all times remain a lien on the Property, prior and superior to all the rights of Lessee under the Lease, and that Lessee specifically and unconditionally subordinates the Lease to the lien of the Deed of Trust.

D.	Owner and Lessee have agreed to the subordination, attornment and other agreements herein in favor of Lender.

NOW THEREFORE, for valuable consideration, Owner and Lessee hereby agree for the benefit of Lender as follows:

1.	SUBORDINATION. Owner and Lessee hereby agree, subject to Paragraph 6 (Non-Disturbance) below, that:

1.1	Prior Lien. The Deed of Trust securing the Note in favor of Lender, and any modifications, renewals or extensions thereof, shall unconditionally be and at all times remain a lien on the Property prior and superior to the Lease;

1.2	Subordination. Lender would not make the Loan without this agreement to subordinate; and

1.3	Whole Agreement. This Agreement shall be the whole agreement and only agreement with regard to the subordination of the Lease to the lien of the Deed of Trust and shall supersede and cancel, but only insofar as would affect the priority between the Deed of Trust and the Lease, any prior agreements as to such subordination, including, without limitation, those provisions, if any, contained in the Lease which provide for the subordination of the Lease to a deed or deeds of trust or to a mortgage or mortgages.

AND FURTHER, Lessee individually declares, agrees and acknowledges for the benefit of Lender, subject to Paragraph 6 (Non-Disturbance) below, that:

1.4	Waiver, Relinquishment and Subordination. Lessee intentionally and unconditionally waives, relinquishes and subordinates all Lessee’s right, title and interest in and to the Property to the lien of the Deed of Trust and understands that in reliance upon, and in consideration of, this waiver, relinquishment and subordination, specific loans and advances are being and may be made by Lender and, as part and parcel thereof, specific monetary and other obligations are being and may be entered into which would not be made or entered into but for said reliance upon this waiver, relinquishment and subordination.

2.	ASSIGNMENT. Lessee acknowledges and consents to the assignment of the Lease by Lessor in favor of Lender.

3.	ESTOPPEL. Lessee acknowledges and represents that:

3.1	Lease Effective. The Lease has been duly executed and delivered by Lessee and, subject to the terms and conditions thereof, the Lease is in full force and effect, the obligations of Lessee thereunder are valid and binding and there have been no modifications or additions to the Lease, written or oral;

3.2	No Default. To the best of Lessee’s knowledge, as of the date hereof: (i) there exists no breach, default, or event or condition which, with the giving of notice or the passage of time or both, would constitute a breach or default under the Lease; and (ii) there are no existing claims, defenses or offsets against rental due or to become due under the Lease;

3.3	Entire Agreement. The Lease constitutes the entire agreement between Lessor and Lessee with respect to the Property and Lessee claims no rights with respect to the Property other than as set forth in the Lease; and

3.4	No Prepaid Rent. No deposits or prepayments of rent have been made in connection with the Lease, except as follows: (if none, state “None”) None .

4.	ADDITIONAL AGREEMENTS. Lessee covenants and agrees that, during all such times as Lender is the Beneficiary under the Deed of Trust:

4.1	Modification, Termination and Cancellation. Lessee will not consent to any modification, amendment, termination or cancellation of the Lease (in whole or in part) without Lender’s prior written consent and will not make any payment to Lessor in consideration of any modification, termination or cancellation of the Lease (in whole or in part) without Lender’s prior written consent (other than exercise of Lessee’s termination rights pursuant to the provisions of Sections 7.3, 10.3, 11.1, or 20 of the Lease;

4.2	Notice of Default. In the event of a default under the Lease by Owner which would give Lessee the right to terminate the Lease or declare a total or partial eviction (constructive or otherwise), Lessee shall not seek to terminate the Lease or so declare an eviction by Owner until (i) Lessee shall have given written notice of such default (which notice shall specify the exact nature of such default and how the same may be cured) to Owner and to Lender by certified mail, postage prepaid, return receipt requested, or by overnight courier service, and (ii) thirty (30) days shall have elapsed following the giving of such notice. If, during such thirty (30)-day period, Owner or Lender shall cure or substantially cure such default, Lessee shall waive its right to either terminate the Lease or declare an eviction with respect to the default by Landlord specified in such notice;

4.3	No Advance Rents. Lessee will make no payments or prepayments of rent more than one (1) month in advance of the time when the same become due under the Lease; and

4.4	Assignment of Rents. Upon receipt by Lessee of written notice from Lender that Lender has elected to terminate the license granted to Lessor to collect rents, as provided in the Deed of Trust, and directing the payment of rents by Lessee to Lender, Lessee shall comply with such direction to pay and shall not be required to determine whether Lessor is in default under the Loan and/or the Deed of Trust. Owner agrees that all such payments to Lender shall satisfy Lessee’s obligations under the Lease with respect to all rents so paid to Lender.

5.	ATTORNMENT. In the event of a foreclosure under the Deed of Trust, Lessee agrees for the benefit of Lender (including for this purpose any transferee of Lender or any transferee of Lessor’s title in and to the Property by Lender’s exercise of the remedy of sale by foreclosure under the Deed of Trust) as follows:

5.1	Payment of Rent. Lessee shall pay to Lender all rental payments required to be made by Lessee pursuant to the terms of the Lease for the duration of the term of the Lease;

5.2	Continuation of Performance. Lessee shall be bound to Lender in accordance with all of the provisions of the Lease for the balance of the term thereof, and Lessee hereby attorns to Lender as its landlord, such attornment to be effective and self-operative without the execution of any further instrument immediately upon Lender succeeding to Lessor’s interest in the Lease and giving written notice thereof to Lessee;

5.3	No Offset. Lender shall not be liable for, nor subject to, any offsets or defenses which Lessee may have by reason of any act or omission of Lessor under the Lease, nor for the return of any sums which Lessee may have paid to Lessor under the Lease as and for security deposits, advance rentals or otherwise, except to the extent that such sums are actually delivered by Lessor to Lender; and

5.4	Subsequent Transfer. If Lender, by succeeding to the interest of Lessor under the Lease, should become obligated to perform the covenants of Lessor thereunder, then, upon any further transfer of Lessor’s interest by Lender, all of such obligations thereafter accruing shall terminate as to Lender.

6.	NON-DISTURBANCE. In the event of a foreclosure under the Deed of Trust, so long as there shall then exist no breach, default, or event of default on the part of Lessee under the Lease, Lender agrees for itself and its successors and assigns that the leasehold interest of Lessee under the Lease shall not be extinguished or terminated by reason of such foreclosure, but rather the Lease shall continue in full force and effect and Lender shall recognize and accept Lessee as tenant under the Lease subject to the terms and provisions of the Lease, including for the duration of any option periods exercised by Lessee.

7.     MISCELLANEOUS.

7.1	Heirs, Successors, Assigns and Transferees. The covenants herein shall be binding upon, and inure to the benefit of, the heirs, successors and assigns of the parties hereto; and

7.2	Notices. All notices or other communications required or permitted to be given pursuant to the provisions hereof shall be deemed served upon delivery or, if mailed, upon the first to occur of receipt or the expiration of three (3) days after deposit in United States Postal Service, certified mail, postage prepaid and addressed to the address of Lessee or Lender appearing below:

“OWNER”	“LENDER”
PEGASUS AVIATION, INC.	BANK ONE, ARIZONA, N.A.
Four Embarcadero Center, 35th Floor	2001 North Central
San Francisco, CA 94111	Phoenix, AZ 85004
Attn: General Counsel
“LESSEE”	with a copy to:
INTUIT INC.	BANK ONE COMMERCIAL LOAN
2632 Marine Way	SERVICING
Mountain Way, CA 94043	P.O. Box 82942 AZ1-2570
Attn: Heather Macdonald	Phoenix, AZ 85082-2943

with a copy to:

INTUIT, INC.
2700 Coast Avenue
Mountain View, CA 94043
Attn: General Counsel

with a copy to Lessee at:

6550 S. Country Club Road
Tucson, AZ 85715

provided, however, any party shall have the right to change its address for notice hereunder by the giving of written notice thereof to the other party in the manner set forth in this Agreement, and

7.3	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute and be construed as one and the same instrument; and

7.4	Remedies Cumulative. All rights of Lender herein to collect rents on behalf of Lessor under the Lease are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Lessor or others; and

7.5	Paragraph Headings. Paragraph headings in this Agreement are for convenience only and are not to be construed as part of this Agreement or in any way limiting or applying the provisions hereof.

INCORPORATION. Exhibit A is attached hereto and incorporated herein by this reference.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

“OWNER”

PEGASUS AVIATION, INC., a California corporation

By:	/s/ (ILLEGIBLE SIGNATURE)

Its:	SVP Administration & CFO

“LENDER”

BANK ONE, ARIZONA, N.A.

By:	/s/ (ILLEGIBLE SIGNATURE)

Its:	Vice President

“LESSEE”

INTUIT INC., a Delaware corporation

By:	/s/ GREG SANTORA

Its:

(ALL SIGNATURES MUST BE ACKNOWLEDGED)

EXHIBIT A

DESCRIPTION OF PROPERTY

EXHIBIT A to Subordination Agreement; Acknowledgement of Lease Assignment, Estoppel, Attornment and Non-Disturbance Agreement dated as of August 22, 2002, by and between PEGASUS AVIATION, INC., a California corporation (“Owner”), INTUIT INC., a Delaware corporation (“Lessee”), and BANK ONE, ARIZONA, N.A. (“Lender”).

All that portion of the Northeast Quarter of the Northeast Quarter of the Northeast Quarter of Section 17, Township 15 South, Range 14 East, Gila and Salt River Base and Meridian, Pima County, Arizona, more particularly described as follows, to wit:

BEGINNING at the Northeast corner of said Section 17;

THENCE South 0 degrees 46 minutes 12 seconds East, along the East line of Section 17, a distance of 362.09 feet measured (363.33 feet record) to a point;

THENCE South 89 degrees 21 minutes 45 seconds West measured (South 89 degrees 22 minutes 50 seconds West record), a distance of 75.00 feet to a point on the Westerly right-of-way line of South Country Club Road, said point being the TRUE POINT OF BEGINNING;

THENCE continuing South 89 degrees 21 minutes 45 seconds West measured (South 89 degrees 22 minutes 50 seconds West record), a distance of 596.32 feet measured (595.89 feet record) to a point;

THENCE South 0 degrees 44 minutes 38 seconds East measured (South 0 degrees 44 minutes 47 seconds East record), a distance of 298.59 feet measured (298.21 feet record) to a point;

THENCE North 89 degrees 26 minutes 18 seconds East measured (North 89 degrees 23 minutes 14 seconds East record), a distance of 811.14 feet measured (611.02 feet record) to a point;

THENCE North 0 degrees 47 minutes 23 seconds West measured (North 0 degrees 46 minutes 12 seconds West record) along the Westerly right-of-way line of South Country Club Road, a distance of 2.25 feet to a point;

THENCE North 03 degrees 35 minutes 52 seconds West, along the Westerly right-of-way line of South Country Club Road, a distance of 297.54 feet to a point, said point being the TRUE POINT OF BEGINNING.

ACKNOWLEDGMENT

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF SAN FRANCISCO	)

On August 22, 2002, before me, Date	Angela Todd ,
Name and Title of Officer (e.g., “Jane Doe Notary Public”)

Personally appeared	Richard M. Oster ,
Name of Signer(s)

☒ personally known to me — OR —	☒	proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.
[Seal] ANGELA TODD COMM. #1265618 NOTARY PUBLIC - CALIFORNIA SAN FRANCISCO COUNTY My Comm. Expires May 28, 2004	/s/ Angela Todd Signature of Notary Public

ACKNOWLEDGMENT

STATE OF ARIZONA	)
	)	ss.
COUNTY OF ARIZONA	)

On	10/1, 2002	, before me,	Tracy Edwardsen, Notary Public
	Date		Name and Title of Officer (e.g., Jane Doe Notary Public’)

Personally appeared	Dianne Katscher
Name of Signer(s)

☒ personally known to me — OR —	☒	proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.
[Seal] NOTARY PUBLIC STATE OF ARIZONA Maricopa County TRACY EDWARDSEN My Appointment Expires June 30, 2003	/s/ Tracy Edwardsen Signature of Notary Public